NEW LIFE SCIENTIFIC, INC.

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement is made as of December __, 2007 by and among New Life Scientific, Inc., a ___________ corporation (the "Company"), and Dr. Richard Amy, an individual (the “Investor”).

1. Registration Rights.

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

(a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b) "Holder" shall mean the Investor and any person holding such securities to whom the rights under this Section 1 have been transferred in accordance with Section 1.10 hereof.

(c) "Registrable Securities" means (i) the Common Stock issued to the Investor by the Company.

(c) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

(d) "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 1.2 and 1.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(e) "Restricted Securities" shall mean the securi-ties of the Company required to bear the legend referring to the Securities Act set forth in any Purchase Agreement.

(f) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(g) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes, if any, applicable to the securities registered by the Holders.

1.2 Company Registration.

(a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

(i) promptly give to the Holder written notice thereof; and

  (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securi-ties specified in a written request or requests, made within 10 days after receipt of such written notice from the Company, by any Holder.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.2(a). In such event the right of any Holder to registration pursuant to Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders pro-posing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agree-ment in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provi-sion of this Section 1.2, if the managing underwriter deter-mines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Regis-trable Securities and other securities to be distributed through such underwriting. The Company shall so advise all Holders distri-buting their securities through such underwriting of such limita-tion and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practic-able, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, such Holder or holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.4 hereof.

1.3 Registration on Form S-3.

(a) If any Holder or Holders of the Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short-term registration statement, for a public offering of Registrable Securities, the reasonably antici-pated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000 and the Company is a registrant entitled to use Form S-3 to register the Regis-trable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered on such form for the offering and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than two registrations pur-suant to this Section 1.3 or more than one such registration in any twelve (12) month period. The provisions of Section 1.3(b) shall be applicable to each registration initiated under this Section 1.3.

(b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Sec-tion 1.3: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdic-tion and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transac-tion, or an offering solely to employees); (iii) during the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder; provided, however, that the Company shall not exercise such right more than once in any twelve-month period.

1.4 Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 1.2 and 1.3 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata with the Company and among each other on the basis of the number of shares so registered.

1.5 Registration Procedures. In the case of each regis-tration, qualification or compliance effected by the Company pur-suant to this Section 1 the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

(a) Prepare and file with the Commission a regis-tra-tion statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the Registration Statement has been completed;

(b) Prepare and file with the Commission such amend-ments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

1.6 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementa-tion of this Section 1.

1.7 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify each selling Holder, each of its officers, direc-tors, partners and legal counsel, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any liti-ga-tion, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, and legal counsel and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, and legal counsel, each underwriter, if any, of the Company's securities covered by such a registration state-ment, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers, directors, partners and legal counsel and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration state-ment, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein, unless such liability resulted from willful misconduct by such Holder. A Holder will not be required to enter into any agreement or under-taking in connection with any registration under this Section 1 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this Section 1.7(b).

(c) Each party entitled to indemnification under this Section 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No Indemnifying Party, in the defense of any such claim or litiga-tion, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

1.8 Information by Holder. It shall be a condition precedent to the obligations of the Company to take any action pur-suant to this Section 1 with respect to the Registrable Securities of any selling Holder that such holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

1.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securi-ties Exchange Act of 1934, as amended (the "Exchange Act").

(b) Use its best efforts to file with the Commis-sion in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

(c) So long as a Purchaser owns any Restricted Securities, upon request, (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reason-ably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

1.10 Transfer of Registration Rights. The rights to cause the Company to register securities granted Holders under Sections 1.2, and 1.3 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder of not less than 5,000,000 shares of Registrable Securities, or to any transferee or assignee who is a constituent partner of a Holder or the estate of such constituent partner, provided that the Company be give prior written notice of the transfer and that such transfer may otherwise be effected in accordance with applicable securities laws.

1.11 Termination of Registration Rights. The rights granted under this Section 2 shall terminate on the earlier of (i) second anniversary of this Agreement. Or (ii) the time at which the Registrable Securities may be resold under Rule 144k.

2. Miscellaneous.

2.1 Notices. All notices and other communications required or permitted hereunder shall be in writing and, except as otherwise noted herein, shall be deemed effectively given upon personal delivery, delivery by nationally recognized courier or upon deposit with the United States Post Office, (by first class mail, postage prepaid) addressed: (a) if to the Company, at ____________ (or at such other address as the Company shall have furnished to the Holders in writing) attention of President and (b) if to a Holder, at the latest address of such person shown on the Company's records.

2.2 Descriptive Headings. The descriptive headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

2.3 Governing Law. This Agreement shall be governed by and interpreted under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

2.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

2.5 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

2.6 Successors and Assigns. Except as otherwise expressly provided in this Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and adminis-trators of the parties to this Agreement.

2.7 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement.

2.8 Separability; Severability. Unless expressly provided in this Agreement, the rights of each Investor under this Agreement are several rights, not rights jointly held with any other Investors. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Investor shall not affect the validity, legality or enforceability of this Agree-ment with respect to the other Investors. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

IN WITNESS WHEREOF, the parties have executed this Investors Rights Agreement on the day and year first set forth above.

NEW LIFE SCIENTIFIC, INC.	INVESTOR:

By:
Title: Henry Val, President	[Name and Title]

[Signature]